Exhibit 107

Calculation of Filing Fee Tables

S-3/A

(Form Type)

ProShares Trust II

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Bloomberg Crude Oil Common Units of Beneficial Interest	Rule 415(a)(6)	$835,531,604		$835,531,604		$101,266	S-3	File No. 333- 253163	March 29, 2021	$101,266

	Total Offering Amounts					$835,531,604		$101,266

	Total Fees Previously Paid							$101,266

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to a separate Registration Statement on Form S-3, as amended (File No. 333-259576), which was initially filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2021 (the “New VIX S-3 Registration Statement”), ProShares Ultra VIX Short-Term Futures ETF, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-3, as amended (File No. 333-253088), which was initially filed with the SEC on February 12, 2021 and declared effective by the SEC on March 29, 2021 (the “Prior VIX S-3 Registration Statement”). ProShares Ultra Bloomberg Crude Oil is not carrying forward the remaining $1,500,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-3, as amended (File No. 333-253163), which was initially filed with the SEC on February 16, 2021 and declared effective by the SEC on March 29, 2021 (the “Prior Commodity S-3 Registration Statement”). Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $2,009,782,295 in additional value of Common Units of Beneficial Interest relating to ProShares Ultra VIX Short-Term Futures ETF by allocating the credit received from the registration fees previously paid ($192,120) in connection with unsold Common Units of Beneficial Interest relating to ProShares Ultra Bloomberg Crude Oil.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares UltraShort Bloomberg Crude Oil Common Units of Beneficial Interest	Rule 415(a)(6)	$634,336,047		$634,336,047		$77,496	S-3	File No. 333 -253163	March 29, 2021	$77,496

	Total Offering Amounts					$634,336,047		$77,496

	Total Fees Previously Paid							$77,496

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to a separate Registration Statement on Form S-1, as amended (File No. 333-261689), which was initially filed with the SEC on December 16, 2021 (the “New S-1 Registration Statement”), ProShares UltraShort Bloomberg Natural Gas, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Registration Statement on Form S-1, as amended (File No. 333-261092), which was initially filed with the SEC on November 16, 2021 and declared effective by the SEC on December 3, 2021 (the “Prior S-1 Registration Statement”). ProShares UltraShort Bloomberg Crude Oil is not carrying forward the remaining $228,505,400 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodity S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $319,956,855 in additional value of Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($29,660) in connection with unsold Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Crude Oil.

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Gold Common Units of Beneficial Interest	Rule 415(a)(6)	$508,391,947		$508,391,947		$65,989	S-3	File No. 333-253163	March 29, 2021	$65,989

	Total Offering Amounts					$508,391,947		$65,989

	Total Fees Previously Paid							$65,989

	Total Fee Offsets							$0

	Net Fee Due							$0

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Fees Previously Paid	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Carry Forward Securities(1)

Carry Forward Securities	exchange-traded vehicle security	ProShares Ultra Silver Common Units of Beneficial Interest	Rule 415(a)(6)	$522,232,463		$522,232,463		$67,139	S-3	File No. 333-253163	March 29, 2021	$67,139

	Total Offering Amounts					$522,232,463		$67,139

	Total Fees Previously Paid							$67,139

	Total Fee Offsets							$0

	Net Fee Due							$0

(1)

Another series of the Registrant that is registering the offering of Common Units of Beneficial Interest pursuant to the New S-1 Registration Statement, ProShares UltraShort Bloomberg Natural Gas, is carrying forward a portion of the value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior S-1 Registration Statement. ProShares Ultra Silver is not carrying forward the remaining $200,000,000 value of the unsold Common Units of Beneficial Interest offered thereby pursuant to the Prior Commodity S-3 Registration Statement. Pursuant to Rule 457(p) under the 1933 Act, the Registrant hereby offsets a portion of the remaining amount of the registration fee due in connection with the registration of $280,043,145 in additional value of Common Units of Beneficial Interest relating to ProShares UltraShort Bloomberg Natural Gas by allocating the credit received from the registration fees previously paid ($25,960) in connection with unsold Common Units of Beneficial Interest relating to ProShares Ultra Silver.